United States

Securities And Exchange Commission

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 18, 2005

Vectren Utility Holdings, Inc.
(Exact name of registrant as specified in its charter)

Indiana	001-16739	35-2104850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vectren Square, Evansville, Indiana		47741
(Address of principal executive offices)		(Zip Code)

(812) 491-4000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Vectren Utility Holdings, Inc. hereby files an Underwriting Agreement, dated November 16, 2005, attached hereto as Exhibit 1.1 and incorporated herein by reference, in connection with the Vectren Utility Holdings, Inc. issuance of $75,000,000 aggregate principal amount of its 5.45% Senior Notes due December 1, 2015 and $75,000,000 aggregate principal amount of its 6.10% Senior Notes due December 1, 2035 (the “Securities”).

Vectren Utility Holdings, Inc. hereby files a Terms Agreement, dated November 16, 2005, attached hereto as Exhibit 1.2 and incorporated herein by reference, in connection with the Vectren Utility Holdings, Inc. issuance of $75,000,000 aggregate principal amount of its 5.45% Senior Notes due December 1, 2015 and $75,000,000 aggregate principal amount of its 6.10% Senior Notes due December 1, 2035 (the “Securities”).

Vectren Utility Holdings, Inc. hereby files the form of Fourth Supplemental Indenture (including the Form of Note), attached hereto as Exhibit 4.1 and incorporated herein by reference, in connection with the issuance by Vectren Utility Holdings, Inc. of the Securities.

Vectren Utility Holdings, Inc. hereby files the final Legal Opinion of Barnes & Thornburg LLP, attached hereto as Exhibit 5.1 and incorporated herein by reference, in connection with the issuance of the Securities.

Vectren Utility Holdings, Inc. hereby files the final Legal Opinion of Kegler, Brown, Hill & Ritter Co., L.P.A., attached hereto as Exhibit 5.2 and incorporated herein by reference, in connection with the issuance of the Securities.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 16, 2005, among Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, Vectren Energy Delivery of Ohio, Inc., and LaSalle Financial Services, Inc., in its capacity as representative of the underwriters named therein.

1.2
Terms Agreement, dated November 16, 2005, among Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, Vectren Energy Delivery of Ohio, Inc., and LaSalle Financial Services, Inc., in its capacity as representative of the underwriters named therein.

4.1
Form of Fourth Supplemental Indenture, among Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company, Vectren Energy Delivery of Ohio, Inc., and U.S. Bank National Association.

5.1	Opinion of Barnes & Thornburg LLP

5.2	Opinion of Kegler, Brown, Hill & Ritter Co., L.P.A.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vectren Utility Holdings, Inc.
(Registrant)

Dated: November 18, 2005	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Vice President and Controller